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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): May 14, 2003

                         WEATHERFORD INTERNATIONAL LTD.
               (Exact name of registrant as specified in charter)

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

               BERMUDA                           1-31339                               98-0371344
       (State of Incorporation)            (Commission File No.)            (I.R.S. Employer Identification No.)

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    515 POST OAK BLVD., SUITE 600
           HOUSTON, TEXAS                                       77027-3415
(Address of Principal Executive Offices)                        (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 693-4000

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ITEM 5. OTHER EVENTS

      On May 14, 2003 we entered into a three-year unsecured revolving credit facility agreement. This agreement is filed as Exhibit 4.1 of this current report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial statements of business acquired
            Not applicable.

      (b)   Pro forma financial information
            Not applicable.

      (c)   Exhibits

      4.1 Credit Agreement dated May 14, 2003, among Weatherford International Ltd., Weatherford International, Inc., JPMorgan Chase Bank, as Administrative Agent, BankOne, NA and Wells Fargo Bank, Texas, N.A., as Co-Syndication Agents, ABN-AMRO Bank, N.V., and The Bank of Nova Scotia, as Co-Documentation agents, Wachovia Bank, National Association, Suntrust Bank, Royal Bank of Canada and Deutsche Bank AG New York Branch, as Co-Managing Agents.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WEATHERFORD INTERNATIONAL LTD.

Dated: June 30, 2003             By:     /s/ Lisa W. Rodriguez
                                    ------------------------------
                                            Lisa W. Rodriguez
                                        Senior Vice President and
                                         Chief Financial Officer


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                                INDEX TO EXHIBITS


     Number                         Exhibit
     ------                         -------
      4.1 Credit Agreement dated May 14, 2003, among Weatherford International Ltd., Weatherford International, Inc., JPMorgan Chase Bank, as Administrative Agent, BankOne, NA and Wells Fargo Bank, Texas, N.A., as Co-Syndication Agents, ABN-AMRO Bank, N.V., and The Bank of Nova Scotia, as Co-Documentation agents, and Wachovia Bank, National Association, Suntrust Bank, Royal Bank of Canada and Deutsche Bank AG New York Branch, as Co-Managing Agents.